SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 19, 2002

                          Date of Report: December 12, 2000

Commission          Exact name of registrant as specified in its charter  State of        I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation   ID. Number

1-1217              Consolidated Edison Company                           New York        13-5009340
                    of New York, Inc.
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

On June 19, 2002, Consolidated Edison Company of New York, Inc. (the "Company") entered into an underwriting agreement with Salomon Smith Barney Inc., as representative for the underwriters named therein, for the sale of $300 million aggregate principal amount of the Company's 5.625% Debentures, Series 2002 A (the "Debentures"). The Debentures were registered under the Securities Act of 1933 (the "Act") pursuant to Registration Statements on Form S-3 (Nos. 333-50236, 333-61008, 333-90788 and 333-90790) collectively relating to $300 million aggregate principal amount of unsecured debt securities. Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

        1             Underwriting Agreement relating to the Debentures.

        4             Form of Debenture.

                                    SIGNATURE





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONSOLIDATED EDISON COMPANY
                                            OF NEW YORK, INC.



                                            By Robert P. Stelben
                                               Robert P. Stelben
                                               Vice President and Treasurer



DATE:  June 19, 2002

                                Index to Exhibits

                                                                 Sequential Page
                                                                 Number at which
Exhibit               Description                                Exhibit Begins

        1             Underwriting Agreement
                        relating to the Debentures.

        4             Form of Debenture.